UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135

Templeton Institutional Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 6/30/19

Item 1.	Reports to Stockholders.

Foreign Smaller Companies Series	International Equity Series
Global Equity Series

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 321-8563 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 321-8563 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Visit ftinstitutional.com for fund updates, to access your account, or to find investment insights.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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SEMIANNUAL REPORT

Economic and Market Overview

The global economy expanded during the six months ended June 30, 2019, despite weakness in certain regions. Global developed and emerging market stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a potential U.S.-China trade deal. Further supporting markets were the U.S. Federal Reserve’s (Fed’s) patient approach to its monetary policy in 2019 and recent indication it will act as appropriate to sustain U.S. economic expansion.

However, markets reflected concerns about political uncertainties in the U.S. and the European Union, geopolitical risks in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted a +16.60% total return for the six-month period.1

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.2

The Fed held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low recently, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2019’s first quarter. The

Bank of England left its key policy rate unchanged during the period. The eurozone’s quarterly GDP accelerated in 2019’s first quarter. However, the bloc’s annual inflation rate decreased during the period. The European Central Bank (ECB) kept its benchmark interest rate unchanged for the same time. In June, the ECB mentioned it would leave interest rates unchanged through the first half of 2020, provided details of its new stimulus, and indicated its openness to cut rates or increase stimulus.

In Asia, Japan’s quarterly GDP growth accelerated in 2019’s first quarter. In June, the Bank of Japan also left its benchmark interest rate unchanged, while continuing its stimulus measures, and expressed its openness to cut interest rates or increase stimulus.

In larger emerging markets, Brazil’s quarterly GDP growth contracted in 2019’s first quarter. The Central Bank of Brazil left its benchmark interest rate unchanged during the period. Russia’s annual GDP growth moderated in 2019’s first quarter. The Bank of Russia cut its key rate once during the period. China’s annual GDP growth rate stabilized in 2019’s first quarter. The People’s Bank of China left its benchmark interest rate unchanged, but it took measures to improve financial liquidity to mitigate the effects of the U.S.-China trade dispute and support economic growth. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +10.78% total return during the six-month period.1

The foregoing information reflects our analysis and opinions as of June 30, 2019. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

2. Source: U.S. Bureau of Labor Statistics

See www.franklintempletondatasources.com for additional data provider information.

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Foreign Smaller Companies Series

This semiannual report for Foreign Smaller Companies Series (Fund) covers the period ended June 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Performance Overview

The Fund posted a +14.48% cumulative total return for the six months under review. In comparison, the MSCI All Country World Index ex USA Small Cap Index, which measures performance of global developed and emerging market small-cap equities, excluding the U.S., posted a +11.89% total return.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. This includes an assessment of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Geographic Composition

Based on Total Net Assets as of 6/30/19

Manager’s Discussion

Several Fund holdings performed well during the period under review. Belgium-based Barco is a market leader in cinema projection, wireless meeting-room technology and displays for health care. We believe its upcoming wave of projector upgrades should drive a return to growth in the cinema business, as laser technology offers total cost-of-ownership and image-quality benefits over the old, existing xenon lamp-based projectors. Its ClickShare product is a runaway success, and we believe it has a clear potential for further growth.

Shares of U.K. sandwich retailer Greggs rose amid surprisingly strong sales results as shorter queues and enhanced marketing efforts drove improvements. Looking at the longer term, Greggs is a leading player in the U.K. take-away sandwich and savories market, with growth opportunities from new products and organic store expansion.

The stock of Hong Kong-based Techtronic Industries, a global-leading power tools company, rose after the announcement of strong financial results. We expect Techtronic to continue to gain market share by penetrating entirely new markets and making the business less reliant on growth in the power tools market.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 24.

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FOREIGN SMALLER COMPANIES SERIES

Portfolio Composition

6/30/19

Sector/Industry	% of Total Net Assets

Machinery	12.4%

Electronic Equipment, Instruments & Components	7.9%

Leisure Products	7.2%

Textiles, Apparel & Luxury Goods	6.2%

Professional Services	5.0%

Food Products	4.3%

Capital Markets	4.0%

Banks	3.9%

Specialty Retail	3.2%

Containers & Packaging	2.5%

Metals & Mining	2.3%

Diversified Consumer Services	2.1%

Household Durables	2.1%

Insurance	2.1%

Other	29.9%

Short-Term Investments & Other Net Assets	4.9%

In contrast, the Fund had some underperformers during the period under review. China-based Goodbaby International Holdings is a leading juvenile-durables manufacturer. We believe Goodbaby’s shares could potentially appreciate and its valuation multiples increase due to the company’s greater focus on self-owned brands, a structural uptrend in margins and better profitability. Earnings growth, in our view, should be driven by cross-selling of self-owned brands in different regions, product-mix upgrades, cost-saving synergies and new business lines.

Nilfisk Holding is a Denmark-based manufacturer of cleaning equipment that specializes in the high-end professional market. Although management has already announced a cost-cutting plan expected to end in 2019, we believe the market has still been underappreciating the company’s potential margin expansion and long-term opportunity with automated equipment.

Shares of Belgian hygiene products manufacturer Ontex Group retreated after a strong April when analysts upgraded the stock in anticipation of margin enhancement as costs stabilize, pricing improves, and the troubled Brazil business begins to recover. We broadly agree with this assessment, viewing most of Ontex’s issues as cyclical or fixable. With a valuation we consider inexpensive, strong market position and diversified product portfolio, we believe Ontex continues to offer compelling long-term value.

Top 10 Holdings

6/30/19

Company Sector/Industry, Country	% of Total Net Assets

OneSpaWorld Holdings Ltd.	2.1%
Diversified Consumer Services, Bahamas

The Thule Group AB	2.0%
Leisure Products, Sweden

Huhtamaki OYJ	2.0%
Containers & Packaging, Finland

Techtronic Industries Co. Ltd.	1.9%
Machinery, Hong Kong

Barco NV	1.8%
Electronic Equipment, Instruments & Components, Belgium

Greggs PLC	1.8%
Hotels, Restaurants & Leisure, U.K.

Technogym SpA	1.8%
Leisure Products, Italy

Giant Manufacturing Co. Ltd.	1.7%
Leisure Products, Taiwan

Intertrust NV	1.7%
Professional Services, Netherlands

MEITEC Corp.	1.7%
Professional Services, Japan

Thank you for your continued participation in Foreign Smaller Companies Series. We look forward to serving your future investment needs.

Harlan B. Hodes, CPA Portfolio Manager

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FOREIGN SMALLER COMPANIES SERIES

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FOREIGN SMALLER COMPANIES SERIES

Performance Summary as of June 30, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/191

	Cumulative Total Return[2]	Average Annual Total Return[3]

6-Month	+14.48%	+14.48%

1-Year	-4.74%	-4.74%

5-Year	+15.85%	+2.99%

10-Year	+157.21%	+9.91%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

See page 7 for Performance Summary footnotes.

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FOREIGN SMALLER COMPANIES SERIES

PERFORMANCE SUMMARY

Total Annual Operating Expenses4

With Fee Waiver	Without Fee Waiver
1.01%	1.02%

All investments involve risks, including possible loss of principal. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have exhibited greater price volatility than large-company stocks, particularly over the short term. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FOREIGN SMALLER COMPANIES SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions, if applicable; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual		Hypothetical
	(actual return after expenses)		(5% annual return before expenses)

Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Paid During Period 1/1/19–6/30/191, [2]	Ending Account Value 6/30/19	Paid During Period 1/1/19–6/30/191, [2]	Net Annualized Expense Ratio[2]

$1,000	$1,144.80	$5.37	$1,019.79	$5.06	1.01%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Global Equity Series

This semiannual report for Global Equity Series (Fund) covers the period ended June 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located anywhere in the world, including developing markets.

Performance Overview

The Fund posted a +9.13% cumulative total return for the six months under review. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), which measures stock market performance in global developed and emerging markets, posted a +16.60% total return.1 Please note, index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. This includes an assessment of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, profit margins and liquidation value. We attempt to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where

Geographic Composition

Based on Total Net Assets as of 6/30/19

economic and political factors, including currency movements, are favorable to capital growth.

Manager’s Discussion

The Fund delivered absolute gains, but underperformed its benchmark, the MSCI ACWI, during the six-month period under review. The continued underperformance of value was a significant headwind during the period. In fact, the two quarters under review represented the worst six-month period for global value stocks relative to global growth stocks in over a decade. Although some investors have given up on value, concluding that “this time it’s different” (the four most dangerous words in finance, according to Sir John Templeton), our long experience through varied market cycles helps us maintain our conviction in the long-term merit of fundamental value investing.

Stock selection also adversely impacted performance during the period. Historically, the handful of stock-specific disappointments in Templeton portfolios have been offset by a greater preponderance of single-stock winners, as well as the positive effects of a well-diversified portfolio. During this cycle, the market’s sustained preference for growth companies has amplified single-stock disappointments, limited individual winners and muted the positive impact of diversification across a value-focused portfolio. Of course, this has not been solely a byproduct of the challenging backdrop; we have made mistakes, and in this update we

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 30.

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GLOBAL EQUITY SERIES

highlight several of the steps we are taking to improve risk management and investment outcomes in a difficult environment.

Turning to the portfolio, relative underperformance during the period was primarily attributable to stock selection and, to a lesser extent, unfavorable allocations in the consumer staples, communication services, information technology (IT) and industrials sectors.2 Consumer staples was the biggest laggard, led lower by three retailers: Japanese convenience store operator Seven & i Holdings, U.S. pharmacy retailer and benefits manager Walgreens Boots Alliance and U.S. grocer Kroger. Seven & i’s shares declined due to investor concerns about margin pressures in the firm’s domestic retail business, but depressed valuations seem to indicate the market is ignoring the firm’s strong overseas operations, defensive domestic business, underleveraged balance sheet and continued scope for restructuring progress. Walgreens retraced recent gains due to investor concerns about competition and reimbursement pressures, but the company maintains a solid management team and a credible strategy to evolve its business in a changing health care landscape. Finally, Kroger declined due to concerns about growing competitive threats from retailers such as Amazon.com (owner of natural and organic foods supermarkets operator Whole Foods Market). With valuation multiples and market expectations now reset lower and with Kroger, in our analysis, still positioned to gain market share in a business with low economic sensitivity, we remain patient holders. Conversely, the consumer staples sector also delivered the Fund’s top-performing holding during the period. Shares of U.S. cosmetics manufacturer Coty (not held at period-end) surged after the firm accepted a tender offer from JAB Holding (not a Fund holding) to materially increase its stake at a 40% premium.

From the communication services sector, shares of Chinese internet search firm Baidu came under pressure amid a cyclical slowdown in China’s economy. We have growing concerns that excess advertising capacity and increasing competition will result in deteriorating cost-benefit dynamics in the digital advertising space going forward. Furthermore, Baidu’s core search offering is proving to be not as scalable as traditional search platforms. Although the firm’s core search business remains cheaply valued in our analysis and Baidu enjoys strong growth in active daily users and a high cash position, the capital required to maintain leadership and

Portfolio Composition

6/30/19

Sector/Industry	% of Total Net Assets

Banks	15.9%

Pharmaceuticals	11.7%

Oil, Gas & Consumable Fuels	11.6%

Diversified Telecommunication Services	6.8%

Multi-Utilities	4.1%

Food & Staples Retailing	3.6%

Industrial Conglomerates	3.3%

Wireless Telecommunication Services	3.2%

Semiconductors & Semiconductor Equipment	2.7%

Chemicals	2.7%

Media	2.4%

Biotechnology	2.4%

Technology Hardware, Storage & Peripherals	2.2%

Metals & Mining	2.1%

Software	2.1%

Other	21.3%

Short-Term Investments & Other Net Assets	1.9%

innovation is significant, and we continue to monitor this investment closely.

There were no IT or industrials holdings among the Fund’s 10 biggest detractors.

Turning to contributors, stock selection in the modestly overweighted materials sector contributed to relative results, led by Norwegian fertilizer manufacturer Yara International.3 Its shares rallied after management mulled the spin-off of the firm’s industrial business, lifted the dividend target to 50% of net income and pledged to maintain a conservative balance sheet. We continue to believe that Yara’s earnings are near trough levels given cyclically depressed agricultural economics, and that the firm stands to benefit over the long term from a major restructuring program. Elsewhere in the sector, Canadian precious metals company Wheaton Precious Metals rallied alongside buoyant gold and silver prices.

2. The consumer staples sector comprises beverages, food and staples retailing, and food products in the SOI. The communication services sector comprises diversified telecommunication services, interactive media and services, media and wireless telecommunication services in the SOI. The IT sector comprises communications equipment; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, building products, electrical equipment, industrial conglomerates and machinery in the SOI.

3. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

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GLOBAL EQUITY SERIES

Top 10 Holdings

6/30/19

Company Sector/Industry, Country	% of Total Net Assets

Wells Fargo & Co. Banks, U.S.	2.6%

Veolia Environnement SA Multi-Utilities, France	2.3%

BP PLC Oil, Gas & Consumable Fuels, U.K.	2.3%

Citigroup Inc. Banks, U.S.	2.2%

Allergan PLC Pharmaceuticals, U.S.	2.2%

Standard Chartered PLC Banks, U.K.	2.2%

BNP Paribas SA Banks, France	2.2%

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.2%

Roche Holding AG Pharmaceuticals, Switzerland	2.1%

Oracle Corp. Software, U.S.	2.1%

Stock selection in the modestly overweighted utilities sector also contributed to relative performance.4 Shares of French water- and waste-treatment firm Veolia Environnement advanced after the firm reported better-than-expected earnings and received a favorable tax ruling from a U.S. court. We remain positive on the stock; in our assessment, the effect of restructuring initiatives should become increasingly evident as tailwinds such as greater environmental legislation and corporate commitments (as well as a potential rise in inflation) eventually bolster revenues over the long term.

From a regional standpoint, stock selection and unfavorable allocations in North America (underweight) and Asia (overweight) detracted from relative returns. In Europe, outperformance in Norway and the positive effect of an overweighting in the Netherlands was offset by relative underperformance in the U.K., Germany and Switzerland.

After a period of review and assessment under new Templeton Global Equity Group Chairman Dr. Sandy Nairn, we began implementing a number of enhancements to our core fundamental value process to optimize portfolio positioning in a challenging environment. Many of these changes began at the end of 2018 in a volatile market, negatively impacting short-term performance. Encouragingly, however, June brought constructive developments, with the Fund outperforming its benchmark in a very strong month.

We believe we are taking the necessary steps to improve investment outcomes in a difficult environment. These steps include upgrading the quality of the portfolio to own more defensive, dividend-paying holdings in a late-cycle, low-rate environment, as well as allocating resources to uncover the best long-term investment opportunities in overlooked market segments. We have also enhanced our research database, developed a new system to quantify economic exposures at the portfolio level, made targeted changes to research coverage and investment personnel, and begun to manage more focused portfolios with fewer stocks to ensure only the highest conviction names are represented.

Recent challenges mark the third significant episode of underperformance in our firm’s seven-decade history, joining the Japan bubble of the late 1980s and the technology, media and telecom bubble of the late 1990s. Through each of these events, we have always emerged stronger, eventually reaping the rewards of prudence and discipline once the cycle turns. We believe this will again be the case as conditions evolve, and we are working hard to position the portfolio to maximize long-term benefits.

Effective July 24, 2019, Antonio T. Docal replaced Peter A. Nori as lead portfolio manager. Mr. Nori is still a portfolio manager for the Fund.

4. The utilities sector comprises multi-utilities in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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GLOBAL EQUITY SERIES

Thank you for your continued participation in Global Equity Series. We look forward to serving your future investment needs.

Peter A. Nori, CFA

Antonio T. Docal, CFA

Matthew R. Nagle, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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GLOBAL EQUITY SERIES

Performance Summary as of June 30, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/191

	Cumulative Total Return[2]	Average Annual Total Return[3]

6-Month	+9.13%	+9.13%

1-Year	-4.61%	-4.61%

5-Year	+6.81%	+1.33%

10-Year	+116.67%	+8.04%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

See page 14 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses4

With Fee Waiver	Without Fee Waiver

0.85%	0.85%

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. In addition, smaller-company stocks have historically experienced more price volatility than larger-company stocks, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions, if applicable; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Paid During Period 1/1/19–6/30/191, [2]	Ending Account Value 6/30/19	Paid During Period 1/1/19–6/30/191, [2]	Net Annualized Expense Ratio[2]

$1,000	$1,091.30	$4.46	$1,020.53	$4.31	0.86%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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International Equity Series

This semiannual report for International Equity Series (Fund) covers the period ended June 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities. The Fund predominantly invests in companies located outside the U.S. including companies located in developing markets countries.

Performance Overview

The Fund’s Primary shares posted a +6.25% cumulative total return for the six months under review. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index, which measures stock market performance in global developed and emerging markets excluding the U.S., posted a +14.00% total return for the period under review.1 The Fund’s other benchmark, the MSCI Europe, Australasia, Far East Index, which measures stock market performance in global developed markets excluding the U.S. and Canada, posted a +14.49% total return.1 Please note, index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 20.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. This includes an assessment of the potential

Geographic Composition

Based on Total Net Assets as of 6/30/19

impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, profit margins and liquidation value. We attempt to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

Manager’s Discussion

The Fund delivered absolute gains, but underperformed its benchmark, the MSCI ACWI ex USA Index, during the six-month period under review. The continued underperformance of value was a significant headwind during the period. In fact, the two quarters under review represented the worst six-month period for international value stocks relative to international growth stocks since the peak of the technology, media and telecom (TMT) bubble nearly two decades ago. Although some investors have given up on value, concluding that “this time it’s different” (the four most dangerous words in finance, according to Sir John Templeton), our long experience through varied market cycles helps us maintain conviction in the long-term merit of fundamental value investing.

Stock selection also adversely impacted performance during the period. Historically, the handful of stock-specific disappointments in Templeton portfolios have been offset by

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 35.

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a greater preponderance of single-stock winners, as well as the positive effects of a well-diversified portfolio. During this cycle, the market’s sustained preference for growth companies has amplified single-stock disappointments, limited individual winners and muted the positive impact of diversification across a value-focused portfolio. Of course, this has not been solely a byproduct of the challenging backdrop; we have made mistakes, and in this update we highlight several of the steps we are taking to improve risk management and investment outcomes in a difficult environment.

Turning to the portfolio, relative underperformance during the period was primarily attributable to stock selection, particularly in the communication services, health care, consumer staples and financials sectors, and, to a lesser extent, unfavorable allocations in the communication services, health care and financials sectors.2 Communication services was the biggest relative detractor, led lower by a stake in Chinese internet search firm Baidu, which came under pressure amid a cyclical slowdown in China’s economy. We have growing concerns that excess advertising capacity and increasing competition could result in deteriorating cost-benefit dynamics in the digital advertising space going forward. Furthermore, Baidu’s core search offering is proving to be not as scalable as traditional search platforms. In our analysis, although the firm’s core search business remains cheaply valued and Baidu enjoys strong growth in active daily users and a high cash position, the capital required to maintain leadership and innovation is significant, and we continue to monitor this investment closely.

An overweighting in the health care sector also detracted from relative results, pressured by the share price decline of Israeli generic drug manufacturer Teva Pharmaceutical Industries after a surprise settlement in a U.S. opioid lawsuit added to existing litigation risk surrounding an industry-wide price-fixing scandal. Although these situations are unlikely to materially impact near-term cash flow, they raise the risk profile of the investment, particularly considering Teva’s high financial and operational leverage in the competitive, commodity-like generic drug industry. We continue to monitor the situation and assess Teva’s position in the portfolio.

In the consumer staples sector, relative losses were attributable primarily to a stake in Japanese convenience store operator Seven & i Holdings. Its shares declined due to

Portfolio Composition

6/30/19

Sector/Industry	% of Total Net Assets

Banks	18.3%

Pharmaceuticals	13.9%

Oil, Gas & Consumable Fuels	10.5%

Diversified Telecommunication Services	5.9%

Multi-Utilities	4.9%

Wireless Telecommunication Services	4.0%

Metals & Mining	3.8%

Industrial Conglomerates	3.1%

Real Estate Management & Development	3.1%

Beverages	3.0%

Semiconductors & Semiconductor Equipment	2.8%

Chemicals	2.8%

Technology Hardware, Storage & Peripherals	2.8%

Construction Materials	2.3%

Health Care Providers & Services	2.3%

Aerospace & Defense	2.3%

Other	12.5%

Short-Term Investments & Other Net Assets	1.7%

concerns about margin pressures in the firm’s domestic retail business. Valuations have decreased to near the low end of their historical range, which seems excessive to us given the firm’s strong overseas operations and stable, defensive domestic business. With an underleveraged balance sheet and potential for continued restructuring progress, we think the stock remains a bargain at current levels.

Finally, South Korean lender KB Financial Group’s shares led the Fund’s financials holdings lower relative to the index, declining as rising odds of a South Korean interest-rate cut (given rising trade tensions) dimmed the outlook for bank profit margins. The stock remains very cheap based on tangible book value, despite a high single-digit percentage return on equity, solid capital position and numerous positive strategic initiatives. Within the financials sector more generally, we have sold out of a handful of lower-quality holdings with high political risk and significant macroeconomic and interest-rate sensitivity. Although these stocks remain abundantly cheap based on traditional valuation metrics, the risk profile has increased with deepening political turmoil and central bank activism, particularly in

2. The communication services sector comprises diversified telecommunication services, interactive media and services, media and wireless telecommunication services in the SOI. The health care sector comprises health care providers and services and pharmaceuticals in the SOI. The consumer staples sector comprises beverages, food and staples retailing, and food products in the SOI. The financials sector comprises banks and insurance in the SOI.

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INTERNATIONAL EQUITY SERIES

Europe. In the current environment, we favor well-capitalized, well-managed companies with sound balance sheets and healthy dividends operating in stable markets, but trading at what we consider unwarranted discounts to tangible book value.

Turning to contributors, stock selection in the modestly overweighted materials sector notably contributed to relative results.3 The sector delivered three of the Fund’s top 10 relative contributors during the period. Irish building materials firm CRH rallied after extending its buyback program and reporting rising sales and improved demand conditions. Norwegian fertilizer manufacturer Yara International also advanced after management mulled the spin-off of the firm’s industrial business, lifted the dividend target to 50% of net income and pledged to maintain a conservative balance sheet. Elsewhere in the sector, Canadian precious metals company Wheaton Precious Metals rallied alongside buoyant gold and silver prices.

Stock selection in the modestly overweighted utilities sector also contributed to relative performance.4 Shares of French water-and waste-treatment firm Veolia Environnement advanced after the firm reported better-than-expected earnings and received a favorable tax ruling from a U.S. court. We remain positive on the stock; in our assessment, the effect of restructuring initiatives should become increasingly evident as tailwinds such as greater environmental legislation and corporate commitments (as well as a potential rise in inflation) eventually bolster revenues over the long term.

From a regional standpoint, stock selection in Asia detracted significantly from relative performance, pressured by losses in China and Japan. Stock selection in overweighted European holdings also hindered relative results, pressured by stock-specific issues in Germany, Switzerland and the U.K.

After a period of review and assessment under new Templeton Global Equity Group Chairman Dr. Sandy Nairn, we began implementing a number of enhancements to our core fundamental value process to optimize portfolio positioning in a challenging environment. Many of these changes began at the end of 2018 in a volatile market, negatively impacting short-term performance.

Nevertheless, we believe we are taking the necessary steps to improve investment outcomes in a difficult environment.

Top 10 Holdings

6/30/19

Company Sector/Industry, Country	% of Total Net Assets

BNP Paribas SA Banks, France	3.2%

Standard Chartered PLC Banks, U.K.	3.0%

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.8%

ING Groep NV Banks, Netherlands	2.7%

E.ON SE Multi-Utilities, Germany	2.6%

Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.5%

Total SA Oil, Gas & Consumable Fuels, France	2.5%

Eni SpA Oil, Gas & Consumable Fuels, Italy	2.5%

Deutsche Telekom AG Diversified Telecommunication Services, Germany	2.4%

CRH PLC Construction Materials, Ireland	2.3%

These steps include upgrading the quality of the portfolio to own more defensive, dividend-paying holdings in a late-cycle, low-rate environment, while also owning high-conviction bargains we believe the market has priced for significant weakness. We have also been allocating resources to uncover the best long-term investment opportunities in overlooked market segments. Furthermore, we have enhanced our research database, developed a new system to quantify economic exposures at the portfolio level, made targeted changes to research coverage and investment personnel, and begun to manage more focused portfolios with fewer stocks to ensure only the highest conviction names are represented.

Recent challenges mark the third significant episode of underperformance in our firm’s seven-decade history, joining the Japan bubble of the late 1980s and the TMT bubble of the late 1990s. Through each of these events, we have always emerged stronger, eventually reaping the rewards of prudence and discipline once the cycle turns. We believe this

3. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

4. The utilities sector comprises multi-utilities in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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will again be the case as conditions evolve, and we are working hard to position the portfolio to maximize long-term benefits.

Thank you for your continued participation in International Equity Series. We look forward to serving your future investment needs.

Antonio T. Docal, CFA Lead Portfolio Manager Peter A. Nori, CFA Portfolio Manager Matthew R. Nagle, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of June 30, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/191

Share Class	Cumulative Total Return	Average Annual Total Return

Primary

6-Month	+6.25%	+6.25%

1-Year	-6.26%	-6.26%

5-Year	-1.46%	-0.29%

10-Year	+69.30%	+5.41%

Service

6-Month	+6.15%	+6.15%

1-Year	-6.44%	-6.44%

5-Year	-2.23%	-0.45%

10-Year	+66.79%	+5.25%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

See page 21 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class	With Fee Waiver	Without Fee Waiver

Primary	0.81%	0.81%

Service	0.96%	0.96%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Foreign investing involves special risks, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ small or midcap size and lesser liquidity. Because the Fund may invest in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political uncertainty surrounding the European Union (EU) and the financial instability of some countries in the EU may increase market volatility and the economic risk of investing in companies in Europe. Value securities may not increase in price as anticipated or may decline further in value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions, if applicable; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/191, [2]	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/191, [2]	Net Annualized Expense Ratio[2]

Primary Shares	$1,000	$1,062.50	$4.24	$1,020.68	$4.16	0.83%
Service Shares	$1,000	$1,061.50	$4.96	$1,019.98	$4.86	0.97%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

Foreign Smaller Companies Series

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$17.96		$25.08	$19.93	$20.90	$20.80	$21.96

Income from investment operations[a]:

Net investment income[b]	0.16		0.37	0.30	0.29	0.28	0.25

Net realized and unrealized gains (losses)	2.44		(4.97)	6.49	(0.48)	0.12	(0.98)

Total from investment operations	2.60		(4.60)	6.79	(0.19)	0.40	(0.73)

Less distributions from:

Net investment income	—		(0.21)	(0.68)	(0.41)	(0.28)	(0.16)

Net realized gains	—		(2.31)	(0.96)	(0.37)	(0.02)	(0.27)

Total distributions	—		(2.52)	(1.64)	(0.78)	(0.30)	(0.43)

Net asset value, end of period	$20.56		$17.96	$25.08	$19.93	$20.90	$20.80

Total return[c]	14.48%		(18.48)%	34.18%	(0.85)%	1.88%	(3.32)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.01%		1.01%	0.99%	0.99%	0.98%	0.98%

Expenses net of waiver and payments by affiliates	1.01%	[e]	1.00% [f]	0.98% [f]	0.98% [f]	0.98% [e,f]	0.98%

Net investment income	1.65%		1.54%	1.28%	1.44%	1.28%	1.15%

Supplemental data

Net assets, end of period (000’s)	$804,474		$739,576	$1,040,180	$931,879	$1,260,407	$1,281,733

Portfolio turnover rate	19.09%		34.10%	25.97%	21.36%	29.11%	21.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, June 30, 2019 (unaudited)

Foreign Smaller Companies Series

	Industry	Shares/ Warrants	Value

Common Stocks and Other Equity Interests 94.2%
Bahamas 2.1%
[a] OneSpaWorld Holdings Ltd.	Diversified Consumer Services	1,043,154	$16,168,887
[a] OneSpaWorld Holdings Ltd., wts., 3/19/24	Diversified Consumer Services	210,345	986,518

			17,155,405
Belgium 2.7%
Barco NV	Electronic Equipment, Instruments & Components	70,927	14,933,299
Ontex Group NV	Personal Products	421,529	6,795,272

			21,728,571
Bermuda 0.7%
Axis Capital Holdings Ltd.	Insurance	94,630	5,644,679
Brazil 2.8%
Camil Alimentos SA	Food Products	5,162,800	9,643,315
Grendene SA	Textiles, Apparel & Luxury Goods	2,600,700	5,277,175
M. Dias Branco SA	Food Products	723,600	7,333,886

			22,254,376
Canada 5.6%
[b] Badger Daylighting Ltd.	Construction & Engineering	107,500	3,921,626
Canaccord Genuity Group Inc.	Capital Markets	1,465,138	6,711,837
[a] Canada Goose Holdings Inc.	Textiles, Apparel & Luxury Goods	105,600	4,086,936
Canadian Western Bank	Banks	467,481	10,661,315
Computer Modelling Group Ltd.	Energy Equipment & Services	180,900	1,005,499
Mullen Group Ltd.	Road & Rail	635,800	4,611,643
The North West Co. Inc.	Food & Staples Retailing	301,700	6,885,140
Russel Metals Inc.	Trading Companies & Distributors	186,800	3,151,960
Shawcor Ltd.	Energy Equipment & Services	276,500	3,867,517

			44,903,473
China 4.5%
China ZhengTong Auto Services Holdings Ltd.	Specialty Retail	9,039,500	3,749,029
[a] Goodbaby International Holdings Ltd.	Household Durables	21,949,600	4,973,124
Greatview Aseptic Packaging Co. Ltd.	Containers & Packaging	7,387,200	4,217,394
Hollysys Automation Technologies Ltd.	Electronic Equipment, Instruments & Components	450,400	8,557,600
Shanghai Haohai Biological Technology Co. Ltd., H	Biotechnology	713,900	3,892,928
Xtep International Holdings Ltd.	Textiles, Apparel & Luxury Goods	17,477,300	10,537,187

			35,927,262
Colombia 0.4%
[a] Gran Tierra Energy Inc.	Oil, Gas & Consumable Fuels	1,929,000	3,019,240
Denmark 1.4%
Matas AS	Specialty Retail	408,895	4,434,086
[a] Nilfisk Holding AS	Machinery	249,885	6,979,943
			11,414,029

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STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series   (continued)

	Industry	Shares/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Finland 2.3%
Huhtamaki OYJ	Containers & Packaging	385,057	$15,829,114
[a] Outotec OYJ	Machinery	527,461	2,784,747
			18,613,861
France 1.2%
Maisons du Monde SA	Specialty Retail	196,986	4,693,857
Nexans SA	Electrical Equipment	140,340	4,709,784
			9,403,641
Germany 7.5%
Gerresheimer AG	Life Sciences Tools & Services	162,816	11,985,055
Grand City Properties SA	Real Estate Management & Development	405,188	9,258,823
Jenoptik AG	Electronic Equipment, Instruments & Components	296,863	9,601,554
Rational AG	Machinery	18,726	12,890,280
Stabilus SA	Machinery	141,842	6,579,126
[a] zooplus AG	Internet & Direct Marketing Retail	76,289	10,390,152
			60,704,990
Hong Kong 4.9%
Johnson Electric Holdings Ltd.	Electrical Equipment	1,818,000	3,881,677
[b] PAX Global Technology Ltd.	Electronic Equipment, Instruments & Components	12,235,000	4,980,357
Techtronic Industries Co. Ltd.	Machinery	2,006,500	15,359,242
Value Partners Group Ltd.	Capital Markets	11,295,000	7,532,747
VTech Holdings Ltd.	Communications Equipment	842,500	7,538,354
			39,292,377
India 1.3%
DCB Bank Ltd.	Banks	1,708,923	5,876,514
[a] Welspun India Ltd.	Textiles, Apparel & Luxury Goods	5,905,497	4,916,251
			10,792,765
Indonesia 0.6%
[a] PT XL Axiata Tbk.	Wireless Telecommunication Services	23,724,700	5,004,396
Italy 3.8%
Interpump Group SpA	Machinery	405,284	12,467,818
Technogym SpA	Leisure Products	1,273,289	14,171,403
[b] Tod’s SpA	Textiles, Apparel & Luxury Goods	77,061	3,597,135
			30,236,356
Japan 19.8%
Anicom Holdings Inc.	Insurance	298,800	10,683,306
Asahi Co. Ltd.	Specialty Retail	303,500	3,422,890
Asics Corp.	Textiles, Apparel & Luxury Goods	734,100	7,945,601
Bunka Shutter Co. Ltd.	Building Products	764,200	5,790,683
Daibiru Corp.	Real Estate Management & Development	706,300	6,563,834
Descente Ltd.	Textiles, Apparel & Luxury Goods	49,771	872,908
Dowa Holdings Co. Ltd.	Metals & Mining	261,900	8,392,362
en-japan Inc.	Professional Services	125,400	4,878,993

ftinstitutional.com	Semiannual Report	25

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)

	Industry	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Japan (continued)
Fuji Oil Holdings Inc.	Food Products	411,500	$12,403,775
Idec Corp.	Electrical Equipment	406,100	7,608,254
[b] IDOM Inc.	Specialty Retail	1,486,500	3,984,405
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	95,200	6,807,568
MEITEC Corp.	Professional Services	262,500	13,463,411
Morita Holdings Corp.	Machinery	380,400	6,650,473
N Field Co. Ltd.	Health Care Providers & Services	530,100	3,456,319
Nichiha Corp.	Building Products	235,300	6,557,935
Nihon Parkerizing Co. Ltd.	Chemicals	465,700	5,157,167
Qol Co. Ltd.	Food & Staples Retailing	364,900	5,597,705
Square Enix Holdings Co. Ltd.	Entertainment	165,000	5,279,633
Tadano Ltd.	Machinery	722,900	7,529,370
TechnoPro Holdings Inc.	Professional Services	155,800	8,265,405
Tsumura & Co.	Pharmaceuticals	458,400	12,775,849
[b] Zojirushi Corp.	Household Durables	511,700	5,453,008

			159,540,854

Netherlands 5.8%
Aalberts NV	Machinery	112,075	4,404,649
Accell Group NV	Leisure Products	210,752	5,810,140
Arcadis NV	Construction & Engineering	528,178	10,027,668
Flow Traders	Capital Markets	197,293	5,759,833
Intertrust NV	Professional Services	657,913	13,590,223
PostNL NV	Air Freight & Logistics	4,003,052	6,933,250

			46,525,763

Norway 0.2%
[a,b] XXL ASA	Specialty Retail	575,017	1,923,080

Poland 0.7%
CCC SA	Textiles, Apparel & Luxury Goods	116,668	5,267,658

South Korea 1.9%
BNK Financial Group Inc.	Banks	952,495	6,166,428
DGB Financial Group Inc.	Banks	1,273,655	8,972,193

			15,138,621

Spain 1.4%
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	239,556	10,975,272

Sweden 5.4%
Cloetta AB, B	Food Products	1,863,961	6,062,054
Dometic Group AB	Auto Components	895,063	8,962,293
Granges AB	Metals & Mining	853,434	9,778,845
Tethys Oil AB	Oil, Gas & Consumable Fuels	372,141	2,985,656
[c] The Thule Group AB, Reg S	Leisure Products	642,770	15,879,068

			43,667,916

26	Semiannual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)

	Industry	Shares/ Warrants	Value

Common Stocks and Other Equity Interests (continued)

Switzerland 3.5%
Bucher Industries AG	Machinery	37,271	$12,840,355
Landis+Gyr Group AG	Electronic Equipment, Instruments & Components	61,623	4,906,742
Logitech International SA	Technology Hardware, Storage & Peripherals	164,500	6,540,520
Tecan Group AG	Life Sciences Tools & Services	15,820	4,102,231

			28,389,848

Taiwan 7.0%
Chicony Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	3,563,037	8,787,398
Giant Manufacturing Co. Ltd.	Leisure Products	1,743,482	13,676,355
King Yuan Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	14,519,000	12,560,824
Merida Industry Co. Ltd.	Leisure Products	1,333,000	7,896,104
Tripod Technology Corp.	Electronic Equipment, Instruments & Components	3,776,000	13,408,225

			56,328,906

United Kingdom 6.7%
Bellway PLC	Household Durables	91,109	3,222,353
Bovis Homes Group PLC	Household Durables	245,833	3,224,981
Card Factory PLC	Specialty Retail	1,701,961	3,801,912
De La Rue PLC	Commercial Services & Supplies	776,039	3,005,869
Greggs PLC	Hotels, Restaurants & Leisure	502,919	14,676,911
Man Group PLC	Capital Markets	6,707,007	13,270,363
Oxford Instruments PLC	Electronic Equipment, Instruments & Components	385,993	6,323,474
SIG PLC	Trading Companies & Distributors	3,982,086	6,558,994

			54,084,857

Total Common Stocks and Other Equity Interests (Cost $641,277,836)			757,938,196

Preferred Stocks (Cost $2,999,456) 0.9%

Brazil 0.9%
[d] Alpargatas SA, 0.418%, pfd	Textiles, Apparel & Luxury Goods	1,368,500	7,266,151

Total Investments before Short Term Investments (Cost $644,277,292)			765,204,347

		Principal Amount

Short Term Investments 5.4%

U.S. Government and Agency Securities (Cost $32,398,110) 4.1%
United States 4.1%
[e] FHLB, 7/01/19		$32,400,000	32,400,000

ftinstitutional.com	Semiannual Report	27

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)

	Shares	Value

Short Term Investments (continued)
[f] Investments from Cash Collateral Received for Loaned Securities 1.3%
Money Market Funds (Cost $10,641,523) 1.3%
United States 1.3%
[g,h] Institutional Fiduciary Trust Money Market Portfolio, 2.05%	10,641,523	$10,641,523

Total Investments (Cost $687,316,925) 100.5%		808,245,870

Other Assets, less Liabilities (0.5)%		(3,771,551)

Net Assets 100.0%		$804,474,319

See Abbreviations on page 53.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2019. See Note 1(c).

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2019, the value of this security was $15,879,068, representing 2.0% of net assets.

dVariable rate security. The rate shown represents the yield at period end.

eThe security was issued on a discount basis with no stated coupon rate.

fSee Note 1(c) regarding securities on loan.

gSee Note 3(d) regarding investments in affiliated management investment companies.

hThe rate shown is the annualized seven-day effective yield at period end.

28	Semiannual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights

Global Equity Series

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,

			2018	2017	2016	2015	2014

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$7.56		$10.59	$ 8.95	$ 8.73	$ 9.64	$11.53

Income from investment operations[a]:

Net investment income[b]	0.14		0.16	0.16	0.16	0.14	0.25 [c]

Net realized and unrealized gains (losses)	0.55		(1.71)	1.71	0.25	(0.43)	(0.46)

Total from investment operations	0.69		(1.55)	1.87	0.41	(0.29)	(0.21)

Less distributions from:

Net investment income	—		(0.16)	(0.19)	(0.15)	(0.16)	(0.26)

Net realized gains	—		(1.32)	(0.04)	(0.04)	(0.46)	(1.42)

Total distributions	—		(1.48)	(0.23)	(0.19)	(0.62)	(1.68)

Net asset value, end of period	$8.25		$ 7.56	$10.59	$ 8.95	$ 8.73	$ 9.64

Total return[d]	9.13%		(14.49)%	20.88%	4.67%	(3.43)%	(2.01)%

Ratios to average net assets[e]

Expenses	0.86%	[f]	0.85% [f]	0.82% [f,g]	0.84% [f]	0.81% [f,g]	0.92%

Net investment income	3.38%		1.54%	1.65%	1.82%	1.47%	2.21% [c]

Supplemental data

Net assets, end of period (000’s)	$222,724		$243,400	$327,015	$280,709	$282,830	$467,375

Portfolio turnover rate	23.60%		34.14%	25.27%	27.91%	36.88%	35.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.43%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, June 30, 2019 (unaudited)

Global Equity Series

	Industry	Shares	Value

Common Stocks 98.1%
Canada 2.5%
Husky Energy Inc.	Oil, Gas & Consumable Fuels	200,400	$1,898,808
Wheaton Precious Metals Corp.	Metals & Mining	151,700	3,668,135

			5,566,943

China 3.7%
[a] Baidu Inc., ADR	Interactive Media & Services	20,260	2,377,714
China Mobile Ltd.	Wireless Telecommunication Services	292,000	2,659,421
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	6,176,000	3,106,914

			8,144,049

Denmark 1.5%
Vestas Wind Systems AS	Electrical Equipment	38,020	3,283,277

France 9.9%
BNP Paribas SA	Banks	102,920	4,886,697
Cie Generale des Etablissements Michelin SCA	Auto Components	15,967	2,024,865
Compagnie de Saint-Gobain	Building Products	54,477	2,122,726
Sanofi	Pharmaceuticals	44,236	3,817,491
Total SA	Oil, Gas & Consumable Fuels	74,230	4,158,237
Veolia Environnement SA	Multi-Utilities	210,484	5,125,565

			22,135,581

Germany 8.6%
Bayer AG	Pharmaceuticals	44,305	3,069,434
Deutsche Telekom AG	Diversified Telecommunication Services	260,243	4,500,581
E.ON SE	Multi-Utilities	377,078	4,094,334
Fresenius Medical Care AG & Co. KGaA	Health Care Providers & Services	23,596	1,852,006
Merck KGaA	Pharmaceuticals	22,759	2,379,333
Siemens AG, ADR	Industrial Conglomerates	55,237	3,295,439

			19,191,127

Hong Kong 1.8%
CK Hutchison Holdings Ltd.	Industrial Conglomerates	412,540	4,066,176

Ireland 2.3%
Bank of Ireland Group PLC	Banks	350,579	1,831,762
CRH PLC	Construction Materials	102,335	3,337,782

			5,169,544

Israel 0.9%
[a] Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	216,963	2,002,568

Italy 2.8%
Eni SpA	Oil, Gas & Consumable Fuels	224,410	3,726,290
Tenaris SA	Energy Equipment & Services	183,864	2,405,887

			6,132,177

Japan 9.6%
IHI Corp.	Machinery	32,700	787,627
Kirin Holdings Co. Ltd.	Beverages	176,700	3,807,850
Mitsui Fudosan Co. Ltd.	Real Estate Management & Development	177,500	4,300,860
Panasonic Corp.	Household Durables	228,100	1,898,929
Seven & i Holdings Co. Ltd.	Food & Staples Retailing	91,800	3,105,977

30	Semiannual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Global Equity Series (continued)

	Industry	Shares	Value

Common Stocks (continued)

Japan (continued)
Sumitomo Metal Mining Co. Ltd.	Metals & Mining	34,600	$1,032,994
Sumitomo Mitsui Financial Group Inc.	Banks	99,200	3,501,718
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	83,991	2,978,089

			21,414,044

Luxembourg 0.6%
SES SA, IDR	Media	84,018	1,313,343

Netherlands 3.5%
ING Groep NV	Banks	357,149	4,139,829
NXP Semiconductors NV	Semiconductors & Semiconductor Equipment	36,300	3,543,243

			7,683,072

Norway 1.6%
Yara International ASA	Chemicals	74,410	3,608,149

Singapore 1.5%
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	1,279,004	3,307,973

South Korea 3.8%
Hana Financial Group Inc.	Banks	53,594	1,732,515
KB Financial Group Inc.	Banks	46,219	1,831,677
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	117,729	4,782,671

			8,346,863

Switzerland 3.2%
[a] Alcon Inc.	Health Care Equipment & Supplies	5,800	358,056
Novartis AG	Pharmaceuticals	23,461	2,143,194
Roche Holding AG	Pharmaceuticals	16,704	4,698,401

			7,199,651

Taiwan 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Semiconductors & Semiconductor Equipment	62,440	2,445,775

United Kingdom 12.3%
BAE Systems PLC	Aerospace & Defense	712,447	4,482,241
BP PLC	Oil, Gas & Consumable Fuels	721,952	5,029,800
HSBC Holdings PLC	Banks	225,600	1,871,301
Kingfisher PLC	Specialty Retail	696,654	1,901,254
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	140,884	4,617,812
Standard Chartered PLC	Banks	544,967	4,942,841
Vodafone Group PLC	Wireless Telecommunication Services	2,756,374	4,526,791

			27,372,040

United States 26.9%
Allergan PLC	Pharmaceuticals	29,740	4,979,368
Amgen Inc.	Biotechnology	10,600	1,953,368
Apache Corp.	Oil, Gas & Consumable Fuels	57,050	1,652,738
Capital One Financial Corp.	Consumer Finance	38,540	3,497,120
Citigroup Inc.	Banks	71,220	4,987,537
Comcast Corp., A	Media	94,040	3,976,011
[a] CommScope Holding Co. Inc.	Communications Equipment	96,400	1,516,372
Eastman Chemical Co.	Chemicals	15,570	1,211,813

ftinstitutional.com	Semiannual Report	31

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Global Equity Series (continued)

	Industry	Shares	Value

Common Stocks (continued)
United States (continued)
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	59,800	$4,582,474
Gilead Sciences Inc.	Biotechnology	48,710	3,290,848
Kellogg Co.	Food Products	41,400	2,217,798
The Kroger Co.	Food & Staples Retailing	115,100	2,498,821
LyondellBasell Industries NV, A	Chemicals	13,000	1,119,690
Oracle Corp.	Software	81,710	4,655,019
Tapestry Inc.	Textiles, Apparel & Luxury Goods	53,000	1,681,690
United Parcel Service Inc., B	Air Freight & Logistics	35,200	3,635,104
Verizon Communications Inc.	Diversified Telecommunication Services	75,400	4,307,602
Walgreens Boots Alliance Inc.	Food & Staples Retailing	45,700	2,498,419
Wells Fargo & Co.	Banks	121,100	5,730,452

			59,992,244

Total Common Stocks (Cost $208,853,798)			218,374,596

		Principal Amount*

Short Term Investments (Cost $3,000,000) 1.3%

Time Deposits 1.3%
Canada 1.3%
Royal Bank of Canada, 2.35%, 7/01/19		$3,000,000	3,000,000

Total Investments (Cost $211,853,798) 99.4%			221,374,596

Other Assets, less Liabilities 0.6%			1,349,652

Net Assets 100.0%			$222,724,248

See Abbreviations on page 53.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

32	Semiannual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights

International Equity Series

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Primary Shares

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.87		$21.99	$18.65	$19.05	$20.05	$22.72

Income from investment operations[a]:
Net investment income[b]	0.50		0.42	0.45	0.45	0.45	0.74 [c]
Net realized and unrealized gains (losses)	0.43		(3.66)	3.81	(0.20)	(0.98)	(2.27)

Total from investment operations	0.93		(3.24)	4.26	0.25	(0.53)	(1.53)

Less distributions from:
Net investment income	—		(0.42)	(0.64)	(0.46)	(0.47)	(0.79)
Net realized gains	—		(3.46)	(0.28)	(0.19)	—	(0.35)

Total distributions	—		(3.88)	(0.92)	(0.65)	(0.47)	(1.14)

Net asset value, end of period	$15.80		$14.87	$21.99	$18.65	$19.05	$20.05

Total return[d]	6.25%		(14.87)%	22.92%	1.30%	(2.67)%	(6.78)%

Ratios to average net assets[e]
Expenses[f]	0.83%		0.80%[g]	0.78%	0.78%	0.78%	0.78%
Net investment income	6.37%		1.98%	2.13%	2.44%	2.16%	3.27% [c]

Supplemental data
Net assets, end of period (000’s)	$2,484,078		$2,785,308	$4,412,494	$4,539,205	$5,077,937	$6,210,850
Portfolio turnover rate	21.71%	[h]	25.60% [h]	16.39% [h]	14.88%	16.16%	14.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.29 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.00%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	33

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL HIGHLIGHTS

International Equity Series (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Service Shares

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.97		$22.07	$18.72	$19.11	$20.11	$22.79

Income from investment operations[a]:
Net investment income[b]	0.52		0.38	0.39	0.42	0.36	0.71 [c]
Net realized and unrealized gains (losses)	0.40		(3.66)	3.85	(0.20)	(0.92)	(2.28)

Total from investment operations	0.92		(3.28)	4.24	0.22	(0.56)	(1.57)

Less distributions from:
Net investment income	—		(0.36)	(0.61)	(0.42)	(0.44)	(0.76)
Net realized gains	—		(3.46)	(0.28)	(0.19)	—	(0.35)

Total distributions	—		(3.82)	(0.89)	(0.61)	(0.44)	(1.11)

Net asset value, end of period	$15.89		$14.97	$22.07	$18.72	$19.11	$20.11

Total return[d]	6.15%		(15.01)%	22.73%	1.15%	(2.80)%	(6.95)%

Ratios to average net assets[e]
Expenses[f]	0.97%		0.95% [g]	0.93%	0.93%	0.93%	0.93%
Net investment income	6.23%		1.83%	1.98%	2.29%	2.01%	3.12% [c]

Supplemental data
Net assets, end of period (000’s)	$1,016		$5,375	$14,164	$8,624	$12,525	$6,985
Portfolio turnover rate	21.71%	[h]	25.60% [h]	16.39% [h]	14.88%	16.16%	14.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.29 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.85%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

34	Semiannual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, June 30, 2019 (unaudited)

International Equity Series

	Industry	Shares	Value

Common Stocks 98.3%

Canada 2.9%
Husky Energy Inc.	Oil, Gas & Consumable Fuels	1,930,263	$18,289,417
Wheaton Precious Metals Corp.	Metals & Mining	2,237,581	54,105,127

			72,394,544

China 5.4%
[a] Baidu Inc., ADR	Interactive Media & Services	231,688	27,190,904
China Mobile Ltd.	Wireless Telecommunication Services	4,860,764	44,269,933
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	84,759,581	42,639,370
Sinopharm Group Co. Ltd., H	Health Care Providers & Services	5,973,576	21,027,930

			135,128,137

Denmark 2.7%
A.P. Moeller-Maersk AS, B	Marine	20,874	25,885,057
The Drilling Co. of 1972 AS	Energy Equipment & Services	46,176	3,586,731
Vestas Wind Systems AS	Electrical Equipment	418,671	36,154,994

			65,626,782

France 14.2%
AXA SA	Insurance	334,225	8,777,162
BNP Paribas SA	Banks	1,670,227	79,303,282
Cie Generale des Etablissements Michelin SCA	Auto Components	260,061	32,979,797
Compagnie de Saint-Gobain	Building Products	824,735	32,136,240
Credit Agricole SA	Banks	1,736,532	20,817,691
Sanofi	Pharmaceuticals	675,337	58,280,425
Total SA	Oil, Gas & Consumable Fuels	1,107,901	62,062,714
Veolia Environnement SA	Multi-Utilities	2,381,267	57,987,013

			352,344,324

Germany 11.6%
Bayer AG	Pharmaceuticals	608,963	42,188,738
Deutsche Telekom AG	Diversified Telecommunication Services	3,517,893	60,837,606
E.ON SE	Multi-Utilities	5,976,315	64,891,155
Fresenius Medical Care AG & Co. KGaA	Health Care Providers & Services	461,964	36,258,689
Merck KGaA	Pharmaceuticals	405,863	42,430,837
Siemens AG	Industrial Conglomerates	341,345	40,590,874

			287,197,899

Hong Kong 2.9%
CK Asset Holdings Ltd.	Real Estate Management & Development	4,526,394	35,430,578
CK Hutchison Holdings Ltd.	Industrial Conglomerates	3,772,794	37,186,324

			72,616,902

Ireland 3.8%
Bank of Ireland Group PLC	Banks	6,960,193	36,366,749
CRH PLC	Construction Materials	1,794,842	58,397,191

			94,763,940

Israel 1.1%
[a] Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	2,923,991	26,988,437

ftinstitutional.com	Semiannual Report	35

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

International Equity Series (continued)

	Industry	Shares	Value

Common Stocks (continued)

Italy 3.0%
Eni SpA	Oil, Gas & Consumable Fuels	3,679,109	$61,090,985
Tenaris SA	Energy Equipment & Services	985,858	12,900,094

			73,991,079

Japan 14.2%
Astellas Pharma Inc.	Pharmaceuticals	2,783,600	39,629,252
Ezaki Glico Co. Ltd.	Food Products	248,100	11,045,075
Kirin Holdings Co. Ltd.	Beverages	2,412,100	51,980,285
Mitsui Fudosan Co. Ltd.	Real Estate Management & Development	1,742,290	42,216,032
Panasonic Corp.	Household Durables	2,410,545	20,067,754
Ryohin Keikaku Co. Ltd.	Multiline Retail	29,594	5,341,303
Seven & i Holdings Co. Ltd.	Food & Staples Retailing	817,700	27,666,199
Sumitomo Metal Mining Co. Ltd.	Metals & Mining	1,320,700	39,429,914
Sumitomo Mitsui Financial Group Inc.	Banks	1,314,600	46,404,819
Sumitomo Rubber Industries Ltd.	Auto Components	370,854	4,285,699
Suntory Beverage & Food Ltd.	Beverages	522,079	22,685,403
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	1,205,128	42,730,517

			353,482,252

Luxembourg 1.2%
SES SA, IDR	Media	1,953,740	30,540,254

Netherlands 4.3%
Akzo Nobel NV	Chemicals	57,909	5,440,509
ING Groep NV	Banks	5,709,474	66,180,357
NXP Semiconductors NV	Semiconductors & Semiconductor Equipment	365,196	35,646,781

			107,267,647

Norway 1.8%
Yara International ASA	Chemicals	900,003	43,641,239

Singapore 1.7%
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	16,185,076	41,860,533

South Korea 6.1%
Hana Financial Group Inc.	Banks	1,163,883	37,624,444
KB Financial Group Inc.	Banks	1,157,429	45,869,379
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	1,682,391	68,346,135

			151,839,958

Switzerland 3.7%
Novartis AG	Pharmaceuticals	390,514	35,673,971
Roche Holding AG	Pharmaceuticals	203,562	57,256,698

			92,930,669

Taiwan 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	4,407,492	34,004,474

Thailand 0.0%†
Bangkok Bank PCL, NVDR	Banks	132,731	852,004

36	Semiannual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

International Equity Series (continued)

	Industry	Shares	Value

Common Stocks (continued)
United Kingdom 16.3%
BAE Systems PLC	Aerospace & Defense	8,909,707	$56,053,926
BP PLC	Oil, Gas & Consumable Fuels	8,113,551	56,526,668
HSBC Holdings PLC	Banks	5,775,115	47,903,260
Johnson Matthey PLC	Chemicals	466,452	19,720,021
Kingfisher PLC	Specialty Retail	11,635,302	31,754,164
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	1,416,229	46,420,316
Royal Dutch Shell PLC, B, ADR	Oil, Gas & Consumable Fuels	241,589	15,882,061
Standard Chartered PLC	Banks	8,262,759	74,943,080
Vodafone Group PLC	Wireless Telecommunication Services	33,451,359	54,937,143

			404,140,639

Total Common Stocks (Cost $2,112,389,700)			2,441,611,713

Short Term Investments (Cost $46,229) 0.0%†

Money Market Funds 0.0%†

United States 0.0%†
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 2.05%		46,229	46,229

Total Investments (Cost $2,112,435,929) 98.3%			2,441,657,942
Other Assets, less Liabilities 1.7%			43,435,519

Net Assets 100.0%			$2,485,093,461

See Abbreviations on page 53.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 3(d) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	37

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

June 30, 2019 (unaudited)

	Foreign Smaller Companies Series	Global Equity Series

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$676,675,402	$211,853,798
Cost - Non-controlled affiliates (Note 3d)	10,641,523	—

Value - Unaffiliated issuers+	$797,604,347	$221,374,596
Value - Non-controlled affiliates (Note 3d)	10,641,523	—
Cash	3,590,788	523,424
Receivables:
Investment securities sold	3,020,042	—
Capital shares sold	138,189	4,841
Dividends	3,094,776	983,485
European Union tax reclaims	721,693	49,020
Other assets	577	185

Total assets	818,811,935	222,935,551

Liabilities:
Payables:
Investment securities purchased	2,814,204	41,533
Capital shares redeemed	154,989	—
Management fees	614,958	140,167
Transfer agent fees	20,418	3,787
Professional fees	34,430	18,526
Payable upon return of securities loaned	10,641,523	—
Deferred tax	17,193	—
Accrued expenses and other liabilities	39,901	7,290

Total liabilities	14,337,616	211,303

Net assets, at value	$804,474,319	$222,724,248

Net assets consist of:
Paid-in capital	$641,112,300	$206,208,980
Total distributable earnings (loss)	163,362,019	16,515,268

Net assets, at value	$804,474,319	$222,724,248

Shares outstanding	39,134,142	27,002,479
Net asset value per share	$20.56	$8.25

+Includes securities loaned	$ 10,110,790	$ —

38	Semiannual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

June 30, 2019 (unaudited)

International Equity Series

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,112,389,700
Cost - Non-controlled affiliates (Note 3d)	46,229

Value - Unaffiliated issuers	$2,441,611,713
Value - Non-controlled affiliates (Note 3d)	46,229
Receivables:
Investment securities sold	30,059,678
Capital shares sold	1,857,518
Dividends	19,345,937
European Union tax reclaims	7,192,697
Other assets	2,080

Total assets	2,500,115,852

Liabilities:
Payables:
Investment securities purchased	8,425,229
Capital shares redeemed	3,783,789
Management fees	1,537,823
Transfer agent fees	75,047
Trustees’ fees and expenses	7,803
Professional fees	60,465
Funds advanced by custodian	909,185
Accrued expenses and other liabilities	223,050

Total liabilities	15,022,391

Net assets, at value	$2,485,093,461

Net assets consist of:
Paid-in capital	$2,043,944,971
Total distributable earnings (loss)	441,148,490

Net assets, at value	$2,485,093,461

Primary Shares:
Net assets, at value	$2,484,077,736
Shares outstanding	157,243,991
Net asset value per share	$15.80
Service Shares:
Net assets, at value	$1,015,725
Shares outstanding	63,937
Net asset value per share	$15.89

ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	39

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended June 30, 2019 (unaudited)

	Foreign Smaller Companies Series	Global Equity Series

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 9,992,076	$ 5,148,477
Interest: (net of foreign taxes)~
Unaffiliated issuers	419,811	89,190
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	217,374	—
Non-controlled affiliates (Note 3d)	177,791	816

Total investment income	10,807,052	5,238,483

Expenses:
Management fees (Note 3a)	3,858,921	959,905
Transfer agent fees (Note 3c)	113,232	25,941
Custodian fees (Note 4)	54,418	9,859
Reports to shareholders	12,410	2,325
Registration and filing fees	17,287	11,863
Professional fees	39,096	35,596
Trustees’ fees and expenses	30,308	9,519
Other	14,312	12,591

Total expenses	4,139,984	1,067,599
Expenses waived/paid by affiliates (Note 3d)	(30,747)	(140)

Net expenses	4,109,237	1,067,459

Net investment income	6,697,815	4,171,024

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	36,938,625	(1,278,663)
Foreign currency transactions	118,605	(48,906)

Net realized gain (loss)	37,057,230	(1,327,569)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	65,293,264	19,806,893
Translation of other assets and liabilities denominated in foreign currencies	(76,932)	4,336
Change in deferred taxes on unrealized appreciation	(17,193)	—

Net change in unrealized appreciation (depreciation)	65,199,139	19,811,229

Net realized and unrealized gain (loss)	102,256,369	18,483,660

Net increase (decrease) in net assets resulting from operations	$108,954,184	$22,654,684

*Foreign taxes withheld on dividends	$ 1,170,853	$ 494,239
~Foreign taxes withheld on interest	$ —	$ 4,869

40	Semiannual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended June 30, 2019 (unaudited)

International Equity Series

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 96,017,796
Non-controlled affiliates (Note 3d)	232,771
Interest:
Unaffiliated issuers	99,390
Income from securities loaned:
Non-controlled affiliates (Note 3d)	21,773

Total investment income	96,371,730

Expenses:
Management fees (Note 3a)	10,215,282
Transfer agent fees: (Note 3c)
Primary Shares	342,459
Service Shares	807
Sub-transfer agent fees - Service Shares (Note 3c)	6,152
Custodian fees (Note 4)	180,623
Reports to shareholders	20,241
Registration and filing fees	36,587
Professional fees	75,162
Trustees’ fees and expenses	120,949
Other	40,476

Total expenses	11,038,738
Expenses waived/paid by affiliates (Note 3d)	(43,543)

Net expenses	10,995,195

Net investment income	85,376,535

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#,+
Unaffiliated issuers	63,239,549
Foreign currency transactions	(152,630)

Net realized gain (loss)	63,086,919

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	26,853,329
Translation of other assets and liabilities denominated in foreign currencies	(390,358)

Net change in unrealized appreciation (depreciation)	26,462,971

Net realized and unrealized gain (loss)	89,549,890

Net increase (decrease) in net assets resulting from operations	$174,926,425

*Foreign taxes withheld on dividends	$ 7,372,425
#Net of foreign taxes	$ 6,337
+Includes gains from a redemption in-kind (Note 9)	$ 5,298,021

ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	41

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Foreign Smaller Companies Series		Global Equity Series

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 6,697,815	$ 14,872,890	$ 4,171,024	$ 4,628,352
Net realized gain (loss)	37,057,230	76,115,950	(1,327,569)	42,517,869
Net change in unrealized appreciation (depreciation)	65,199,139	(270,897,599)	19,811,229	(89,416,723)

Net increase (decrease) in net assets resulting from operations	108,954,184	(179,908,759)	22,654,684	(42,270,502)

Distributions to shareholders	—	(96,356,359)	—	(40,339,519)

Capital share transactions (Note 2)	(44,056,149)	(24,338,362)	(43,330,456)	(1,005,433)

Net increase (decrease) in net assets	64,898,035	(300,603,480)	(20,675,772)	(83,615,454)
Net assets:
Beginning of period	739,576,284	1,040,179,764	243,400,020	327,015,474

End of period	$804,474,319	$ 739,576,284	$222,724,248	$243,400,020

42	Semiannual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	International Equity Series

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 85,376,535	$ 76,660,603
Net realized gain (loss)	63,086,919	565,956,288
Net change in unrealized appreciation (depreciation)	26,462,971	(1,199,625,353)

Net increase (decrease) in net assets resulting from operations	174,926,425	(557,008,462)

Distributions to shareholders:
Primary Shares	—	(637,173,060)
Service Shares	—	(1,520,248)

Total distributions to shareholders	—	(638,693,308)

Capital share transactions: (Note 2)
Primary Shares	(475,825,754)	(435,086,569)
Service Shares	(4,690,474)	(5,186,724)

Total capital share transactions	(480,516,228)	(440,273,293)

Net increase (decrease) in net assets	(305,589,803)	(1,635,975,063)

Net assets:
Beginning of period	2,790,683,264	4,426,658,327

End of period	$2,485,093,461	$2,790,683,264

ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	43

TEMPLETON INSTITUTIONAL FUNDS

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). International Equity Series offers Primary and Service Shares. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series

44	Semiannual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2019, Global Equity Series and International Equity Series had no securities on loan.

d.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist

ftinstitutional.com	Semiannual Report	45

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting Policies (continued)

d.  Income and Deferred Taxes (continued)

in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

46	Semiannual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2.  Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Foreign Smaller Companies Series		Global Equity Series

	Shares	Amount	Shares	Amount

Six Months ended June 30, 2019
Shares sold	4,721,538	$91,137,622	346,570	$2,847,691
Shares redeemed	(6,775,208)	(135,193,771)	(5,549,534)	(46,178,147)

Net increase (decrease)	(2,053,670)	$(44,056,149)	(5,202,964)	$(43,330,456)

Year ended December 31, 2018
Shares sold	6,842,715	$162,910,674	85,559	$876,948
Shares issued in reinvestment of distributions	4,713,629	87,292,455	5,328,643	40,339,518
Shares redeemed	(11,846,909)	(274,541,491)	(4,091,307)	(42,221,899)

Net increase (decrease)	(290,565)	$(24,338,362)	1,322,895	$(1,005,433)

	International Equity Series

	Shares	Amount

Primary Shares:
Six Months ended June 30, 2019
Shares sold	13,119,457	$207,831,412
Shares redeemed in-kind (Note 9)	(2,752,970)	(43,653,289)
Shares redeemed	(40,423,434)	(640,003,877)

Net increase (decrease)	(30,056,947)	$(475,825,754)

Year ended December 31, 2018
Shares sold	15,662,166	$325,319,078
Shares issued in reinvestment of distributions	36,602,476	566,322,098
Shares redeemed in-kind (Note 9)	(5,016,384)	(93,431,162)
Shares redeemed	(60,570,466)	(1,233,296,583)

Net increase (decrease)	(13,322,208)	$(435,086,569)

Service Shares:
Six Months ended June 30, 2019
Shares sold	281,773	$4,420,062
Shares redeemed	(576,852)	(9,110,536)

Net increase (decrease)	(295,079)	$(4,690,474)

Year ended December 31, 2018
Shares sold	139,737	$2,896,584
Shares issued in reinvestment of distributions	93,866	1,508,078
Shares redeemed	(516,313)	(9,591,386)

Net increase (decrease)	(282,710)	$(5,186,724)

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

Foreign Smaller Companies Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $1 billion
0.930%	Over $1 billion, up to and including $5 billion
0.910%	Over $5 billion, up to and including $10 billion
0.890%	Over $10 billion, up to and including $15 billion
0.870%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

Global Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million
0.765%	Over $200 million, up to and including $700 million
0.730%	Over $700 million, up to and including $1 billion
0.715%	Over $1 billion, up to and including $1.2 billion
0.690%	Over $1.2 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	Over $35 billion, up to and including $40 billion
0.575%	Over $40 billion, up to and including $45 billion
0.565%	In excess of $45 billion

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

International Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.775%	Up to and including $1 billion
0.755%	Over $1 billion, up to and including $5 billion
0.735%	Over $5 billion, up to and including $10 billion
0.715%	Over $10 billion, up to and including $15 billion
0.695%	Over $15 billion, up to and including $20 billion
0.675%	In excess of $20 billion

For the period ended June 30, 2019, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Foreign Smaller Companies Series	Global Equity Series	International Equity Series

0.950%	0.777%	0.763%

b.  Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Funds. The fee is paid by TIC based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended June 30, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Foreign Smaller Companies Series	Global Equity Series	International Equity Series
Transfer agent fees	$110,789	$25,941	$336,726

International Equity Series’ Service shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees as noted in the Statements of Operations.

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.  Transactions with Affiliates (continued)

d.  Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, investments in affiliated management investment companies were as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Foreign Smaller Companies Series
Non-Controlled Affiliates
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$19,099,595	$52,229,627	$(60,687,699)	$—	$—	$10,641,523	10,641,523	$177,791

Global Equity Series
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$—	$3,702,403	$(3,702,403)	$—	$—	$—	—	$816

International Equity Series

Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$29,986,483	$428,726,579	$(458,666,833)	$—	$—	$46,229	46,229	$232,771
								Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 2.05%	—	98,662,913	(98,662,913)	—	—	—	—	21,773

Total Affiliated Securities	$29,986,483	$527,389,492	$(557,329,746)	$—	$—	$46,229		$254,544

e.  Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the period ended June 30, 2019, were as follows:

Foreign Smaller Companies Series

Purchases	$6,611,935

Sales	$ —

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended June 30, 2019, there were no credits earned.

5. Income Taxes

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2018, International Equity Series had deferred losses of $8,618,454.

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Foreign Smaller Companies Series	Global Equity Series	International Equity Series

Cost of investments	$692,647,361	$213,460,955	$2,163,464,847

Unrealized appreciation	$203,379,945	$27,716,447	$485,310,418

Unrealized depreciation	(87,781,436)	(19,802,806)	(207,117,323)

Net unrealized appreciation (depreciation)	$115,598,509	$7,913,641	$278,193,095

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions) for the period ended June 30, 2019, were as follows:

	Foreign Smaller Companies Series	Global Equity Series	International Equity Series

Purchases	$147,154,175	$55,647,382	$576,044,643

Sales	$187,205,926	$91,177,467	$967,595,364

At June 30, 2019, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

Foreign Smaller Companies Series

Securities lending transactions[a]:
Equity investments[b]	$10,641,523

aThe agreements can be terminated at any time.

bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended June 30, 2019, the Funds did not use the Global Credit Facility.

9. Redemption In-Kind

During the period ended June 30, 2019, and year ended December 31, 2018, International Equity Series realized $5,298,021 and $7,694,963, respectively, of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they are reclassified from accumulated net realized gains to paid-in capital.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A summary of inputs used as of June 30, 2019, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Foreign Smaller Companies Series

Assets:

Investments in Securities:[a]

Equity Investments:[b]

Diversified Consumer Services	$—	$17,155,405	$—	$17,155,405

All Other Equity Investments	748,048,942	—	—	748,048,942

Short Term Investments	10,641,523	32,400,000	—	43,041,523

Total Investments in Securities	$758,690,465	$49,555,405	$—	$808,245,870

Global Equity Series

Assets:

Investments in Securities:[a]

Equity Investments	$218,374,596	$—	$—	$218,374,596

Short Term Investments	—	3,000,000	—	3,000,000

Total Investments in Securities	$218,374,596	$3,000,000	$—	$221,374,596

International Equity Series

Assets:

Investments in Securities:[a]

Equity Investments	$2,441,611,713	$—	$—	$2,441,611,713

Short Term Investments	46,229	—	—	46,229

Total Investments in Securities	$2,441,657,942	$—	$—	$2,441,657,942

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred stocks as well as other equity interests.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FHLB	Federal Home Loan Bank

IDR	International Depositary Receipt

NVDR	Non-Voting Depositary Receipt

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TEMPLETON INSTITUTIONAL FUNDS

Shareholder Information

Board Approval of Investment

Management Agreements

TEMPLETON INSTITUTIONAL FUNDS

Foreign Smaller Companies Series

Global Equity Series

International Equity Series

(each a Fund)

At an in-person meeting held on February 26, 2019 (Meeting), the Board of Trustees (Board) of Templeton Institutional Funds (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Investment Counsel, LLC (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for each Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI),

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SHAREHOLDER INFORMATION

the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2018. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also considered the performance returns for the Foreign Smaller Companies Series in comparison to the performance returns of a customized peer group (Performance Customized Peer Group) selected by the Manager. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Foreign Smaller Companies Series - The Performance Universe for this Fund included the Fund and all retail and institutional international small-/mid-cap growth funds. The Performance Customized Peer Group for this Fund included funds that are value style and have 80% of the portfolio market value invested in securities with a market capitalization of less than $4 billion. The Board noted that the Fund’s annualized total return for the five-year period was below the median of its Performance Universe, but for the one-, three- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was above the median of its Performance Customized Peer Group. The Board concluded that the Fund’s performance was satisfactory.

Global Equity Series - The Performance Universe for this Fund included the Fund and all retail and institutional global multi-cap value funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed the performance of the Fund with management and noted management’s explanation about the reasons for the Fund’s underperformance, including, primarily, stock selection. The Board also noted a number of changes implemented/being implemented by management to address the Fund’s underperformance, in particular changes to the Fund’s portfolio management team, macroeconomic analysis and portfolio construction. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and these changes monitored.

International Equity Series - The Performance Universe for this Fund included the Fund and all retail and institutional international multi-cap value funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the

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TEMPLETON INSTITUTIONAL FUNDS

SHAREHOLDER INFORMATION

actual total expense ratio, for comparative consistency, was shown for: (i) Primary shares for the International Equity Series and for Institutional Class, Class I, Class I2, Class N, Class NAV and Class Y shares for certain other funds in the Expense Group with multiple classes of shares, (ii) Advisor Class, Institutional Class, Class I and Investor Class shares for certain funds in the Foreign Smaller Companies Series Expense Group with multiple classes of shares and (iii) Institutional Class, Class I and Class I2 shares for certain funds in the Global Equity Series Expense Group with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Foreign Smaller Companies Series and International Equity Series - The Expense Group for the Foreign Smaller Companies Series included the Fund and 11 other international small-/mid-cap growth funds. The Expense Group for the International Equity Series included the Fund and nine other international multi-cap value funds. The Board noted that the Management Rates and actual total expense ratios for the Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Global Equity Series - The Expense Group for the Fund included the Fund and six other global multi-cap value funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were equal to the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain

Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the International Equity Series had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term, but concluded that to the extent economies of

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SHAREHOLDER INFORMATION

scale may be realized by a Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Funds’ investment manager has established Proxy Voting Policies and Procedures (Policies) that the Funds use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Funds’ complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Funds’ proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report Templeton Institutional Funds
Investment Manager	Distributor	Shareholder Services
Templeton Investment Counsel, LLC	Franklin Templeton Distributors, Inc.	(800) 321-8563 ftinstitutional.com

© 2019 Franklin Templeton Investments. All rights reserved.	ZTIF S 08/19

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS

By	/S/ MATTHEW T. HINKLE
Matthew t. Hinkle
Chief Executive Officer – Finance and Administration
Date	August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	August 30, 2019

By	/S/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date	August 30, 2019